UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011 (May 24, 2011)

KMG Chemicals, Inc.
(Exact name of registrant as specified in its charter)

TEXAS	000-29278	75-2640529
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 W. Sam Houston Pkwy S, Suite 402, Houston, Texas	77099
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-600-3800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 24, 2011, the Board of Directors of KMG Chemicals, Inc., voted to add John C. Hunter, III to the Board of Directors. His term will expire at the Annual Stockholders Meeting in 2011. There are no understandings or arrangements between Mr. Hunter and any other person by which he was selected as a director. Mr. Hunter was appointed to the Nominating and Governance Committee.

A copy of the Press Release issued by the Company on May 25, 2011 is included as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated May 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:  /s/ John V. Sobchak

Date: May 25, 2011

John V. Sobchak,

Chief Financial Officer